Segment Reporting (Details)	12 Months Ended
Dec. 31, 2021
Disclosure of entity's operating segments [text block] [Abstract]
Revenue, percentage	10.00%
Changes in measurement methods, description	The result of this measurement change reduced the 2020 (2019) reported contribution margin for NextGel, Procaps Colombia and CAN, by $2.4 million ($3.8 million), $3.2 million ($4.0 million) and $1.9 million ($1.5 million), respectively, with an offsetting increase in the Corporate category.